UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  June 30, 2015

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                   Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of General Moly, Inc. (the “Company”) was held on June 30, 2015. The matters that were voted upon at the meeting, and the number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter are set forth below.  Stockholders voted in accordance with the Board of Directors’ recommendations on each matter and voted to (1) elect the nominee for director; (2) approve, by advisory vote, the Company’s executive compensation; (3) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; (4) approve the issuance of shares of common stock and warrants that together represent more than 20% of the Company’s outstanding common stock; (5) approve an amendment to the Company’s certificate of incorporation to increase the authorized common stock; and (6) adopt an amendment to the Company’s certificate of incorporation providing the Board of Directors the flexibility to effect a reverse stock split of the Company’s common stock.

Proposal #1  Election of Class II member of the Board of Directors

	For	Against	Abstain	Broker Non-Votes
Ricardo M. Campoy	59,640,663	2,364,741	215,484	18,992,587

Proposal #2  Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
58,606,092	3,228,271	386,525	18,992,587

Proposal #3  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015

For	Against	Abstain	Broker Non-Votes
80,361,585	680,111	171,779	—

Proposal #4  Approval of the issuance of shares of common stock and warrants that together represent more than 20% of the Company’s outstanding common stock, issued at a discount to the greater of book or market value of the Company’s common stock

For	Against	Abstain	Broker Non-Votes
52,079,900	1.590,867	8,550,122	18,992,586

Proposal #5  Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized common stock

For	Against	Abstain	Broker Non-Votes
52,141,377	1,627,954	8,451,558	—

Proposal #6  Approval of an amendment to the Company’s Certificate of Incorporation to provide the Board of Directors the flexibility to effect a reverse stock split of the Company’s common stock

For	Against	Abstain	Broker Non-Votes
75,753,910	5,329,849	129,715	—

Item 8.01                   Other Events

On June 30, 2015, the Company issued a press release announcing the results of the annual meeting of stockholders.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                           Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release of General Moly, Inc. dated June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: July 1, 2015	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer